UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) (Rule 14a-101)

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

DPL Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE:

On September 2, 2011, DPL Inc. began mailing the following additional solicitation materials to select shareholders that DPL Inc. believed have not yet voted their shares of DPL Inc. common stock in connection with the company’s upcoming annual meeting.

September 2, 2011

Dear Fellow Shareholder:

The September 23, 2011 Annual Meeting of Shareholders of DPL Inc. is fast approaching, and according to our latest records, we have not yet received your vote.  Your Board of Directors unanimously recommends that you vote today FOR the proposed merger with a wholly-owned subsidiary of The AES Corporation.

Since approval of the merger requires the affirmative vote of two-thirds of the outstanding shares of common stock, your vote is very important, no matter how many or how few shares you may own.  If you fail to vote, it will have the same effect as a vote against the proposed merger.  If you hold your shares in more than one account, you may have received more than one proxy card.  To make sure your shares are represented, please vote today FOR the transaction by telephone, via the Internet, or by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Thank you for your support.

Very truly yours,

Timothy G. Rice

Vice President, Assistant General Counsel

and Corporate Secretary

YOUR VOTE IS IMPORTANT!

Failing to Vote on the Proposed Merger has the Same Effect as a Vote “Against” the Proposed Merger

Remember, you can vote your shares by telephone, via the Internet, or by signing, dating and returning the enclosed proxy card.

Please follow the easy instructions on the enclosed proxy card.

If you have any questions, or need assistance in voting

your shares, please call our proxy solicitor,

INNISFREE M&A INCORPORATED

TOLL-FREE, at 1-877-456-3442.

DPLINC. 1065 WOODMAN DRIVE DAYTQN, OHIO 45432 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and tor electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and Wow the instructions to obtain your records and to create an electronic voting instruction form. Electronic Delivery of Future PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE-1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME CONTROL # - 000000000000 THE COMPANY NAME INC. - COMMON SHARES 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012,12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 PAGE 1 OF 2 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BUCK INK AS FOLLOWS: For Against Abstain For All Withhold All For All Except The Board of Directors recommends you vote FOR the following: 1. The adoption of the agreement and plan of merger, dated as of April 19, 2011, by and among DPL, The AES Corporation and Dolphin Sub, Inc., as it may be further amended from time to time, and approval of the merger. The Board of Directors recommends you vote FOR the following: 2. Election ol Directors Nominees 02 Barbara S. Graham 01 Paul M. Barbas 03 Glenn E. Harder The Board of Directors recommends you vote FOR proposals 3 and 4 3. An amendment to DPL's Regulators approved by our Board of Directors that reduces the percentage of shareholder votes needed to amend DPL's Regulations. 4. A non-binding advisory resolution to approve the compensation of DPL’s named executive officers as described in our 2011 Proxy Statement. The Board of Directors recommends you vote 1 YEAR on the following proposal: 5. To recommend by non-binding advisory resolution, the frequency for holding non-binding advisory votes on named executive officer compensation. For address change/comments, mark here. (see reverse for instructions) Please indicate if you plan to attend this meeting: Please sign exactly as your name(s) appear(s) hereon. When signing, as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For Against Abstain 1 year 2 years 3 years Abstain THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY To withhold authority to vote for any individual nominee(s). mark “For All Except” and write the number(s) of the nominee(s) on the line below The Board of Directors recommends you vote FOR proposals 6,7,8 and 9 6. A non-binding advisory resolution to approve the compensation to be received by DPL's named executive officers in connection with the merger. 7. Re-approval of the material terms of the performance goals under DPL's 2006 Equity Performance and Incentive Plan. 8. Ratification of KPMG LLP as independent public accountant. 9. To approve the adjournment of the annual meeting to another time and place, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the annual meeting to adopt the merger agreement and approve the merger, or act on any of the other proposals presented at the annual meeting. NOTE: OTHER MATTERS: Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting or any adjournment or postponement thereof. Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A1A1 For Against Abstain Signature (PLEASE SIGN WITHIN BOX) Date JOB* Signature (Joint Owners) Date SHARES CUSIP# SEQUENCE # USActive 23379433.3

DPL Inc. Annual Meeting September 23, 2011 10:00 a.m. Eastern Time The Mandalay Banquet Center Dayton, Ohio Directions to Mandalay Banquet Center I-75 North or South to Dryden Road exit (Exit 50A). Turn left (from either exit ramp) on Dryden. Take Dryden to Arbor Blvd. and turn left. Follow Arbor until it ends into East River Road, turn left. Entrance to the Mandalay is on the left. Free parking is available Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com. DPL INC. FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 23, 2011 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Robert D. Biggs, Pamela B. Morris, and Dr. Ned J. Sifferein, Ph.D., and each or any of them, with full power of substitution, as his or her true and lawful agents and proxies (the "Proxy Committee") to represent the undersigned at the Annual Meeting of Shareholders of DPL Inc. ("DPL") to be held at Mandalay Banquet Center, 2700 East River Road, Dayton, Ohio 45439 on September 23, 2011 at 10:00 A.M. Eastern Time, and at any adjournments or postponements thereof, and authorizes said Proxy Committee to vote all shares of DPL shown on the other side of this card with all the powers the undersigned would possess if personally thereat. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ADOPTION OF THE MERGER AGREEMENT AND APPROVAL OF THE MERGER, "FOR" THE ELECTION OF THE NAMED DIRECTOR NOMINEES, AND "FOR" PROPOSALS 3, 4, 6, 7, 8 AND 9, AND "1 YEAR" UNDER PROPOSAL 5. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT OF DPL SOLICITING PROXIES FOR THE 2011 ANNUAL MEETING. All previous proxies given by the undersigned to vote at the 2011 Annual Meeting or at any adjournment or postponement thereof are hereby revoked. Address change/comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side Yes No USActive 23380173.3